[LOGO]  Cobalt Corporation


Quarterly Highlights
(In thousands, except per share data)

June 30, 2003

--------------------------------------------                       ----------------------------------------------------------------
           Results of Operations                                     1st Qtr      2nd Qtr       3rd Qtr       4th Qtr       Total
--------------------------------------------                       ----------------------------------------------------------------

2003
----
  Total revenues                                                   $  408,567   $  416,589    $        0    $        0   $  825,156
  Health services revenues                                            403,946      410,782             0             0      814,728
  Net income                                                           11,142       16,075             0             0       27,217
  Diluted EPS                                                            0.26         0.37          0.00          0.00         0.63


2002
----
  Total revenues                                                   $  380,970   $  382,881    $  390,392    $  393,107   $1,547,350
  Health services revenues                                            378,039      379,250       385,691       390,666    1,533,646
  Income from Cobalt continuing operations (1)                         13,244       22,762        13,888        15,123       65,017
  Income (loss) from Cobalt discontinued operations, net of tax         9,359         (250)         (171)            0        8,938
  Net income                                                           22,603       22,512        13,717        15,123       73,955
  Diluted EPS from Cobalt continuing operations                          0.32         0.54          0.33          0.35         1.54
  Diluted EPS from Cobalt discontinued operations                        0.23        (0.01)        (0.01)         0.00         0.21
  Diluted EPS                                                            0.55         0.53          0.32          0.35         1.75



(1) Includes income from investment in affiliates of $2.9 million, $12.5 million, and $0.2 million in the first, second, and fourth quarter of 2002, respectively.

[LOGO]  Cobalt Corporation

Operating Highlights
(In thousands)

June 30, 2003
                                    --------------------------------------------------  ------------------------------------------
                                                     2002                       YTD                      2003               YTD
                                    --------------------------------------------------  ------------------------------------------
                                                                                                             3rd    4th
Operating Data                      1st Qtr   2nd Qtr   3rd Qtr   4th Qtr    12/31/02   1st Qtr   2nd Qtr    Qtr    Qtr   12/31/03
                                    --------------------------------------------------  ------------------------------------------

Health services revenues:
   Insured medical products         $305,127  $306,145  $311,386  $317,424  $1,240,082  $323,132  $328,832  $      $      $651,964
   Specialty managed care
    products and services             45,328    45,434    46,504    47,844     185,110    44,045    42,985                  87,030
   Government services                28,809    27,971    28,375    26,564     111,719    27,810    29,893                  57,703
   Self-funded products                7,233     7,757     7,967     7,681      30,638    14,268    14,495                  28,763
   Eliminations                       (8,458)   (8,057)   (8,541)   (8,847)    (33,903)   (5,309)   (5,423)                (10,732)
                                    --------  --------  --------  --------  ----------  --------  --------  -----  -----  --------
      Total                          378,039   379,250   385,691   390,666   1,533,646   403,946   410,782      0      0   814,728

Medical and other benefits:
   Insured medical products          268,222   266,976   269,652   266,844   1,071,694   279,799   273,545                 553,344
   Specialty managed care
    products and services             27,473    27,209    27,427    25,751     107,860    27,257    26,548                  53,805
   Eliminations                       (3,337)   (3,377)   (3,274)   (2,895)    (12,883)   (3,215)   (3,685)                 (6,900)
                                    --------  --------  --------  --------  ----------  --------  --------  -----  -----  --------
      Total                          292,358   290,808   293,805   289,700   1,166,671   303,841   296,408      0      0   600,249

Selling, general, administrative,
 and other expenses:
   Insured medical products           33,060    33,837    34,605    37,904     139,406    34,760    33,981                  68,741
   Specialty managed care
    products and services             16,381    16,956    17,265    18,535      69,137    13,767    12,867                  26,634
   Government services                28,277    27,499    28,110    26,275     110,161    27,310    28,713                  56,023
   Self-funded products                6,889     7,088     6,755     7,381      28,113    12,606    13,428                  26,034
   Corporate holding company          (2,615)     (124)     (456)      634      (2,561)     (429)    1,238                     809
   Eliminations                       (5,124)   (4,675)   (5,267)   (5,951)    (21,017)   (2,096)   (1,733)                 (3,829)
                                    --------  --------  --------  --------  ----------  --------  --------  -----  -----  --------
      Total                           76,868    80,581    81,012    84,778     323,239    85,918    88,494      0      0   174,412

Investment income, net                 2,827     3,708     4,521     3,789      14,845     4,397     4,724                   9,121
Net realized investment
 gains (losses)                          104       (77)      180    (1,348)     (1,141)      224     1,083                   1,307
                                    --------  --------  --------  --------  ----------  --------  --------  -----  -----  --------
      Total investment results         2,931     3,631     4,701     2,441      13,704     4,621     5,807      0      0    10,428

Income from continuing operations
 before interest, amortization,
 income tax expense and income
 from investment in affiliates        11,744    11,492    15,575    18,629      57,440    18,808    31,687      0      0    50,495

Interest                                 172        71       116       316         675       275       279                     554
Amortization of intangible assets          0         0         0         0           0       325       306                     631
                                    --------  --------  --------  --------  ----------  --------  --------  -----  -----  --------

Income from continuing operations
 before income tax expense and
 income from investment in
 affiliates                           11,572    11,421    15,459    18,313      56,765    18,208    31,102      0      0    49,310

Income tax expense                    (1,180)   (1,124)   (1,574)   (3,426)     (7,304)   (7,066)  (15,227)                (22,293)

Income from investment in
 affiliates, net of tax (1)            2,852    12,465         3       236      15,556         0       200                     200
                                    --------  --------  --------  --------  ----------  --------  --------  -----  -----  --------

Income from continuing operations     13,244    22,762    13,888    15,123      65,017    11,142    16,075      0      0    27,217

Income (loss) from discontinued
 operations, net of tax (2)            9,359      (250)     (171)        0       8,938         0         0                       0
                                    --------  --------  --------  --------  ----------  --------  --------  -----  -----  --------

Net income                          $ 22,603  $ 22,512  $ 13,717  $ 15,123  $   73,955  $ 11,142  $ 16,075  $   0  $   0  $ 27,217
                                    ========  ========  ========  ========  ==========  ========  ========  =====  =====  ========

(1)  The six months ended June 30, 2002 includes a $9.8 million after tax gain on the sale of 4.4 million shares of AMSG.

(2)  The first quarter of 2002 includes a $9.9 million net gain on the sale of Innovative Resource Group, LLC, which is treated as discontinued operations. During the second and third quarter of 2002, additional expenses were recorded, adjusting the net gain to $9.6 million.

(continued)

Operating Highlights
(In thousands)
                                                           --------------------
June 30, 2003                                                       YTD
                                                           --------------------
Operating Data                                             06/30/02    06/30/03
                                                           --------    --------
Health services revenues:
   Insured medical products                                $611,272    $651,964
   Specialty managed care products and services              90,762      87,030
   Government services                                       56,780      57,703
   Self-funded products                                      14,990      28,763
   Eliminations                                             (16,515)    (10,732)
                                                           --------    --------
      Total                                                 757,289     814,728

Medical and other benefits:
   Insured medical products                                 535,198     553,344
   Specialty managed care products and services              54,682      53,805
   Eliminations                                              (6,714)     (6,900)
                                                           --------    --------
      Total                                                 583,166     600,249

Selling, general, administrative, and other
 expenses:
   Insured medical products                                  66,897      68,741
   Specialty managed care products and services              33,337      26,634
   Government services                                       55,776      56,023
   Self-funded products                                      13,977      26,034
   Corporate holding company                                 (2,739)        809
   Eliminations                                              (9,799)     (3,829)
                                                           --------    --------
      Total                                                 157,449     174,412

Investment income, net                                        6,535       9,121
Net realized investment gains (losses)                           27       1,307
                                                           --------    --------
      Total investment results                                6,562      10,428

Income from continuing operations before interest,
 amortization, income tax expense and income from
 investment in affiliates                                    23,236      50,495

Interest                                                        243         554
Amortization of intangible assets                                 0         631
                                                           --------    --------

Income from continuing operations before income tax
 expense and income from investment in affiliates            22,993      49,310

Income tax expense                                           (2,304)    (22,293)

Income from investment in affiliates, net of
 tax (1)                                                     15,317         200
                                                           --------    --------

Income from continuing operations                            36,006      27,217

Income (loss) from discontinued operations, net
 of tax (2)                                                   9,109           0
                                                           --------    --------

Net income                                                 $ 45,115    $ 27,217
                                                           ========    ========

(1) The six months ended June 30, 2002 includes a $9.8 million after tax gain on the sale of 4.4 million shares of AMSG.

(2) The first quarter of 2002 includes a $9.9 million net gain on the sale of Innovative Resource Group, LLC, which is treated as discontinued operations. During the second and third quarter of 2002, additional expenses were recorded, adjusting the net gain to $9.6 million.

[LOGO]   Cobalt Corporation

Consolidated Statements of Operations
(In thousands, except share and per share data)

                                    ---------------------------------------------------------------
June 30, 2003                                             2002                              YTD
                                    ---------------------------------------------------------------
Consolidated                         1st Qtr      2nd Qtr      3rd Qtr      4th Qtr        Total
                                    ---------------------------------------------------------------

Revenues:
   Health services revenues:
      Premium revenue               $  337,966   $  339,129   $  344,737   $  351,928   $1,373,760
      Other revenue                     40,073       40,121       40,954       38,738      159,886
   Investment income, net                2,827        3,708        4,521        3,789       14,845
   Net realized investment
    gains (losses)                         104          (77)         180       (1,348)      (1,141)
                                    ----------   ----------   ----------   ----------   ----------
       Total revenues                  380,970      382,881      390,392      393,107    1,547,350

Expenses:
   Medical and other benefits          292,358      290,808      293,805      289,700    1,166,671
   Selling, general,
    administrative, and other           76,868       80,581       81,012       84,778      323,239
   Interest                                172           71          116          316          675
   Amortization of intangible
    assets                                   0            0            0            0            0
                                    ----------   ----------   ----------   ----------   ----------
      Total expenses                   369,398      371,460      374,933      374,794    1,490,585
                                    ----------   ----------   ----------   ----------   ----------

Income from continuing operations
 before income tax expense and
 income from investment in
 affiliates                             11,572       11,421       15,459       18,313       56,765

Income tax expense                      (1,180)      (1,124)      (1,574)      (3,426)      (7,304)

Income from investment in
 affiliates, net of tax (1)              2,852       12,465            3          236       15,556
                                    ----------   ----------   ----------   ----------   ----------

Income from continuing operations       13,244       22,762       13,888       15,123       65,017

Income (loss) from discontinued
 operations, net of tax (2)              9,359         (250)        (171)           0        8,938

                                    ----------   ----------   ----------   ----------   ----------
Net income                          $   22,603   $   22,512   $   13,717   $   15,123   $   73,955
                                    ==========   ==========   ==========   ==========   ==========

Weighted average common shares      40,637,194   40,904,010   41,272,729   41,550,021   41,093,967

Diluted weighted average common
 shares                             40,967,943   42,413,553   42,625,303   42,634,726   42,229,727


Earnings (loss) per common share:
   Diluted EPS from
    continuing operations           $     0.32   $     0.54   $     0.33   $     0.35   $     1.54
   Diluted EPS from
    discontinued operations         $     0.23   $    (0.01)  $    (0.01)  $     0.00   $     0.21
                                    ----------   ----------   ----------   ----------   ----------
      Total diluted EPS             $     0.55   $     0.53   $     0.32   $     0.35   $     1.75
                                    ==========   ==========   ==========   ==========   ==========

(1)  The six months ended June 30, 2002 includes a $9.8 million after tax gain on the sale of 4.4 million shares of AMSG.

(2)  The first quarter of 2002 includes a $9.9 million net gain on the sale of Innovative Resource
     Group, LLC, which is treated as discontinued operations. During the second and third quarter of 2002, additional expenses were recorded, adjusting the net gain to $9.6 million.

(continued)

                                      ----------------------------------------------------     -----------------------
June 30, 2003                                                2003                   YTD                 YTD
                                      ----------------------------------------------------     -----------------------
                                                                   3rd     4th
Consolidated                            1st Qtr      2nd Qtr       Qtr     Qtr     Total        06/30/02     06/30/03
                                      ----------------------------------------------------     -----------------------
Revenues:
   Health services revenues:
      Premium revenue                 $  357,377   $  363,310   $       $       $  720,687     $  677,095   $  720,687
      Other revenue                       46,569       47,472                       94,041         80,194       94,041
   Investment income, net                  4,397        4,724       0       0        9,121          6,535        9,121
   Net realized investment
    gains (losses)                           224        1,083       0       0        1,307             27        1,307
                                      ----------   ----------   -----   -----   ----------     ----------   ----------
       Total revenues                    408,567      416,589       0       0      825,156        763,851      825,156

Expenses:
   Medical and other benefits            303,841      296,408       0       0      600,249        583,166      600,249
   Selling, general,
    administrative, and other             85,918       88,494       0       0      174,412        157,449      174,412
   Interest                                  275          279       0       0          554            243          554
   Amortization of intangible
    assets                                   325          306       0       0          631              0          631
                                      ----------   ----------   -----   -----   ----------     ----------   ----------
      Total expenses                     390,359      385,487       0       0      775,846        740,858      775,846
                                      ----------   ----------   -----   -----   ----------     ----------   ----------

Income from continuing operations
 before income tax expense and
 income from investment in
 affiliates                               18,208       31,102       0       0       49,310         22,993       49,310

Income tax expense                        (7,066)     (15,227)      0       0      (22,293)        (2,304)     (22,293)

Income from investment in
 affiliates, net of tax (1)                    0          200       0       0          200         15,317          200
                                      ----------   ----------   -----   -----   ----------     ----------   ----------

Income from continuing operations         11,142       16,075       0       0       27,217         36,006       27,217

Income (loss) from discontinued
 operations, net of tax (2)                    0            0       0       0            0          9,109            0
                                      ----------   ----------   -----   -----   ----------     ----------   ----------

Net income                            $   11,142   $   16,075   $   0   $   0   $   27,217     $   45,115    $  27,217
                                      ==========   ==========   =====   =====   ==========     ==========   ==========

Weighted average common shares        41,827,290   41,997,147                   41,912,688     40,771,339   41,912,688

Diluted weighted average common
 shares                               42,678,666   43,099,339                   42,902,864     41,760,291   42,902,864


Earnings (loss) per common share:
   Diluted EPS from continuing
    operations                        $     0.26   $     0.37   $0.00   $0.00   $     0.63     $     0.86   $     0.63
   Diluted EPS from discontinued
    operations                        $     0.00   $     0.00   $0.00   $0.00   $     0.00     $     0.22   $     0.00
                                      ----------   ----------   -----   -----   ----------     ----------   ----------
      Total diluted EPS               $     0.26   $     0.37   $0.00   $0.00   $     0.63     $     1.08   $     0.63
                                      ==========   ==========   =====   =====   ==========     ==========   ==========

(1)  The six months ended June 30, 2002 includes a $9.8 million after tax gain on the sale of 4.4 million shares of AMSG.

(2)  The first quarter of 2002 includes a $9.9 million net gain on the sale of Innovative Resource Group, LLC, which is treated as discontinued operations. During the second and third quarter of 2002, additional expenses were recorded, adjusting the net gain to $9.6 million.

[LOGO]   Cobalt Corporation

Consolidated Balance Sheets
(In thousands)

                                        -----------------------------------------   -------------------------------------
June 30, 2003                                            2002(1)                                    2003
                                        -----------------------------------------   -------------------------------------
                                          3/31       6/30       9/30      12/31       3/31       6/30      9/30    12/31
-------------------------------         -----------------------------------------   -------------------------------------
            Assets
-------------------------------
Current Assets:
   Cash and cash equivalents            $ 49,200   $ 67,478   $ 63,179   $ 49,710   $ 65,669   $ 56,718   $        $
   Investments - available
    for sale (2)                         204,843    306,270    347,121    373,870    386,459    415,238
   Premium receivables                    31,377     33,989     37,374     40,971     46,290     46,401
   Due from clinics and providers          7,101      7,265      4,219      3,750      2,479      3,667
   Reinsurance recoverables               27,762     27,706     30,847     30,046     36,220     31,672
   Other receivables                      42,268     41,623     47,376     43,431     46,152     47,982
   Prepaid and other current assets       42,914     39,686     36,905     35,805     43,237     51,910
                                        --------   --------   --------   --------   --------   --------   ------   ------
      Total current assets               405,465    524,017    567,021    577,583    626,506    653,588        0        0

Noncurrent assets:
   Investments - held to maturity         10,979     12,591     12,688     12,780     12,974     13,003
   Investment in AMZ (2)                  63,677          0          0          0          0          0
   Property and equipment, net            31,813     31,537     30,526     34,167     37,051     38,822
   Goodwill and intangible
    assets, net                           89,087     89,594     91,295    102,908     99,288     89,686
   Prepaid pension                        55,269     56,750     58,557     66,142     67,021     67,901
   Deferred income taxes                  32,275     33,088     37,868     33,528     18,658     19,508
   Reinsurance recoverables               19,020     20,796     23,156     24,177     23,304     25,189
   Other noncurrent assets                24,100     26,274     25,693     18,614     25,764     24,751
                                        --------   --------   --------   --------   --------   --------   ------   ------
      Total assets                      $731,685   $794,647   $846,804   $869,899   $910,566   $932,448   $    0   $    0
                                        ========   ========   ========   ========   ========   ========   ======   ======

------------------------------------
Liabilities and Shareholders' Equity
------------------------------------
Current Liabilities:
   Medical and other benefits
    payable                             $196,181   $194,562   $195,929   $198,101   $224,088   $218,789   $        $
   Advance and unearned premiums          87,755     85,975    100,569     92,277    113,097    102,369
   Payables and accrued expenses          51,152     72,527     71,226     74,641     65,863     61,933
   Short-term debt                        12,315      8,516      3,425     12,451      3,575      1,894
   Other current liabilities              38,836     34,854     42,742     35,500     36,456     37,116
                                        --------   --------   --------   --------   --------   --------   ------   ------
      Total current liabilities          386,239    396,434    413,891    412,970    443,079    422,101        0        0

Noncurrent liabilities:
   Medical and other benefits
    payable                               48,121     50,094     53,734     56,777     53,743     57,091
   Deferred income taxes                  32,275     33,088     34,505     36,142     33,227     35,925
   Postretirement benefits
    other than pension                    18,207     17,626     17,930     18,042     18,320     18,455
   Long-term debt (3)                      1,500          0     25,000     25,000     25,000     25,000
   Other noncurrent liabilities           15,696     15,819     16,480     18,449     21,597     31,750
                                        --------   --------   --------   --------   --------   --------   ------   ------
      Total liabilities                  502,038    513,061    561,540    567,380    594,966    590,322        0        0

Shareholders' equity:
   Common stock                          249,965    255,095    259,443    261,482    262,437    268,625
   Retained earnings (deficit)           (18,054)     4,440     18,157     33,280     44,422     60,497
   Accumulated other
    comprehensive income (loss) (2)       (2,264)    22,051      7,664      7,757      8,741     13,004
                                        --------   --------   --------   --------   --------   --------   ------   ------

      Total Shareholders' equity         229,647    281,586    285,264    302,519    315,600    342,126        0        0
                                        --------   --------   --------   --------   --------   --------   ------   ------
      Total liabilities and
       shareholders' equity             $731,685   $794,647   $846,804   $869,899   $910,566   $932,448   $    0   $    0
                                        ========   ========   ========   ========   ========   ========   ======   ======

(1)  Certain reclassifications have been made to the balances for 2002 to conform to the 2003 presentation.

(2)  Investment in the remaining 1.9 million shares of AMZ common stock as of June 30, 2002 was reclassified as
     Investments - available for sale. The AMZ Investment is reported at fair market value and any unrealized gain (loss)
     is included in Accumulated other comprehensive income (loss).

(3)  Amount outstanding on the revolving credit loan due beyond twelve months.

[LOGO]   Cobalt Corporation

Ratio Analysis from Continuing Operations

June 30, 2003                            -------------------------------------   -------------------------------------
                                                         2002                                    2003
--------------------------------------   -------------------------------------   -------------------------------------
Ratio Analysis                           1st Qtr   2nd Qtr   3rd Qtr   4th Qtr   1st Qtr   2nd Qtr   3rd Qtr   4th Qtr
--------------------------------------   -------------------------------------   -------------------------------------

Insured Medical Products:
   Medical care ratio                     87.9%     87.2%     86.6%     84.1%     86.6%     83.2%
   Selling, general and
    administrative expense ratio          10.8%     11.1%     11.1%     11.9%     10.8%     10.3%
   Combined care and selling, general
    and administrative expense ratio      98.7%     98.3%     97.7%     96.0%     97.4%     93.5%

Specialty Managed Care
 Products and Services:
   Combined loss and expense ratio        96.7%     97.2%     96.1%     92.6%     93.1%     91.7%

Government Services:
   Operating expense ratio                98.2%     98.3%     99.1%     98.9%     98.2%     96.1%

Self-funded:
   Operating expense ratio                95.2%     91.4%     84.8%     96.1%     88.4%     92.6%

Number of days in reserve                 62.3      60.8      60.5      60.9      60.4      59.5



(continued)
                                            -------------------
June 30, 2003                                       YTD
--------------------------------------      -------------------
Ratio Analysis                              06/30/02   06/30/03
--------------------------------------      -------------------

Insured Medical Products:
   Medical care ratio                         87.6%      84.9%
   Selling, general and
    administrative expense ratio              10.9%      10.5%
   Combined care and selling, general
    and administrative expense ratio          98.5%      95.4%

Specialty Managed Care
 Products and Services:
   Combined loss and expense ratio            97.0%      92.4%

Government Services:
   Operating expense ratio                    98.2%      97.1%

Self-funded:
   Operating expense ratio                    93.2%      90.5%

Number of days in reserve

[LOGO]   Cobalt Corporation

Membership Analysis

                                        -----------------------------------------   -------------------------------------
June 30, 2003                                             2002                                      2003
                                        -----------------------------------------   -------------------------------------
                                          3/31       6/30       9/30      12/31       3/31       6/30      9/30    12/31
-------------------------------         -----------------------------------------   -------------------------------------
  Members/Lives at Period End
-------------------------------
Insured Medical Products
 (by product type):
   HMO                                   158,396    156,710    159,150    151,627    151,621    151,531
   PPO                                   156,880    155,893    161,492    166,078    167,424    166,762
   Point of Service                       73,954     65,266     61,925     61,126     54,453     54,154
   Medicaid                                4,314      4,387      4,355      4,351      4,377      4,362
   Other/Individual                       76,240     75,484     73,979     73,654     73,174     68,093
                                        --------   --------   --------   --------   --------   --------   -----    -----
      Total Insured Members              469,784    457,740    460,901    456,836    451,049    444,902       0        0
                                        ========   ========   ========   ========   ========   ========   =====    =====

Self-funded Products: (1)
   Medical                               134,730    132,905    135,238    343,525    357,884    339,777
   Dental                                 35,648     35,416     35,000    172,045    207,797    206,109
                                        --------   --------   --------   --------   --------   --------   -----    -----
      Total Self-funded Members          170,378    168,321    170,238    515,570    565,681    545,886       0        0
                                        ========   ========   ========   ========   ========   ========   =====    =====


Specialty Managed Care
 Products and Services:
   Life/AD&D                             148,662    139,819    137,547    132,524    114,346    109,707
   Dental                                307,583    305,342    303,825    300,329    291,991    285,261
   Disability                            119,647    112,825    115,610    114,151    111,268    108,125
                                        --------   --------   --------   --------   --------   --------   -----    -----
      Total Specialty Members            575,892    557,986    556,982    547,004    517,605    503,093       0        0
                                        ========   ========   ========   ========   ========   ========   =====    =====


Policies in force:
   Workers' Compensation - IL                159        153        151        152        160        147
   Workers' Compensation - WI                595        617        679        696        740        747


(1) The December 31, 2002 counts and thereafter include the CMSI members acquired. CMSI was acquired on December 31, 2002.

Change in Medical and Other Benefits Payable:


                                                Six months
                                                  ended           Year ended
                                              June 30, 2003    December 31, 2002
                                              ----------------------------------
                                                        (in thousands)
Medical and other benefits payable at
 beginning of year (net of reinsurance)         $ 219,560         $  238,326

Components of medical and other
 benefits expense:
   Estimated costs incurred-current year          624,296          1,189,573
   Changes in prior year estimates                (24,047)           (22,902)
                                              ----------------------------------
Medical and other benefits expense                600,249          1,166,671
                                              ----------------------------------

Payments related to:
   Current year                                   444,863          1,011,959
   Prior years                                    138,064            173,478
                                              ----------------------------------
Total paid                                        582,927          1,185,437
                                              ----------------------------------

Net medical and other benefits payable at
 end of period (net of reinsurance)               236,882            219,560

Reinsured reserves                                 38,998             35,318
                                              ----------------------------------
Medical and other benefits payable at
 end of period                                  $ 275,880         $  254,878
                                              ==================================